EXHIBIT 10.

STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT made as of the August __, 2004 between NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a Delaware corporation (the “Company”), and James Smith (Optionee”).

WHEREAS, the Optionee is an employee of the Company or a subsidiary thereof;

WHEREAS, the Company desires to provide to the Optionee an additional incentive to promote the success of the Company;

NOW, THEREFORE, in consideration of the foregoing, the Company hereby grants to the Optionee (the “Grant”) the right and option to purchase Common Shares of the Company under and pursuant to the terms and conditions of the 1999 Stock Option Plan (the “Plan”) and upon and subject to the following terms and conditions:

    1.        GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the “Option”) to purchase One Hundred Thousand Common Shares of the Company (the “Option Shares”) during the following periods:

    (a)        All or any part of twenty thousand (20,000) common Shares shall become vested on the date hereof and exercisable through the close of business on July 31, 2014 (the “Expiration Date”). Notwithstanding, the foregoing, the Options granted in this paragraph 1(a) shall not become exercisable until the one year anniversary of the date hereof. Provided however, if the Executive is subject to an Unjustified Termination, the Options granted in this paragraph 1(a) shall become immediately exercisable.

    (b)        All or any part of twenty thousand (20,000) Common Shares may be purchased during the period commencing one year from the date hereof and terminating at 5:00 P.M. on July 31, 2014 (the “Expiration Date”).

    (c)        All or any part of twenty thousand (20,000) Common Shares may be purchased during the period commencing two years from the date hereof and terminating at 5:00 P.M. on the Expiration Date.

    (d)        All or any part of twenty (20,000) Common Shares may be purchased during the period commencing three years from the date hereof and terminating at 5:00 P.M. on the Expiration Date.

    (e)        All or any part of twenty (20,000) Common Shares may be purchased during the period commencing four years from the date hereof and terminating at 5:00 P.M. on the Expiration Date.

    2.        NATURE OF OPTION. All Stock Options granted under this Agreement shall qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), subject to the limitations of Section 422 of the Code.

    3.        EXERCISE PRICE. The exercise price of each of the Option Shares shall be ___ ($ ) dollars (the “Option Price”).

4.     EXERCISE OF OPTIONS. The Option shall be exercised in accordance with the provisions of the Plan. As soon as practicable after the receipt of notice of exercise (in the form annexed hereto as Exhibit A) and payment of the Option Price as provided for in the Plan, the Company shall tender to the Optionee certificates issued in the Optionee’s name evidencing the number of Option Shares covered thereby.

    5.        TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution and, during the Optionee’s lifetime, shall not be exercisable by any person other than the Optionee.

    6.        CHANGE OF CONTROL. In the event of a Change in Control (as defined in the Employment Agreement), any Options granted hereunder which have not vested as of the date of the Change in Control shall automatically vest on such date, provided that no acceleration of exercisability shall occur with respect to an outstanding Option if and to the extent such Option is, in connection with the Change in Control, to be assumed or otherwise continued in full force or effect by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

    7.        INCORPORATION BY REFERENCE. The terms and conditions of the Plan are hereby incorporated by reference and made a part hereof.

    8.        NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, addressed to the Company, 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Jonathan Friedman and to the Optionee at the address indicated below. Notices shall be deemed to have been given on the date of hand delivery or mailing, except notices of change of address, which shall be deemed to have been given when received.

    9.        BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

    10.        ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. BY: /S/ JAMES J. BIGL —————————————— JAMES J. BIGL PRESIDENT & CEO

—————————————— JAMES SMITH

EXHIBIT A

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

a.     OPTION EXERCISE FORM

        The undersigned hereby irrevocably elects to exercise the within Option dated __________________ to the extent of purchasing___________________ Common Shares of National Medical Health Card Systems, Inc. The undersigned hereby makes a payment of $______________ in payment therefor.

—————————————— JAMES SMITH

—————————————— ADDRESS